UBS Money Series

SAI Supplement

Supplement to the Statement of Additional Information dated August 26, 2016, as supplemented

Includes:

•	UBS Select Prime Institutional Fund
•	UBS Select Treasury Institutional Fund
•	UBS Select Government Preferred Fund
•	UBS Select Prime Investor Fund
•	UBS Select Treasury Investor Fund
•	UBS Select Treasury Capital Fund
•	UBS Tax-Free Reserves Fund
•	UBS Tax-Free Preferred Fund
•	UBS Tax-Free Investor Fund
•	UBS Select Government Institutional Fund
•	UBS Select Prime Preferred Fund
•	UBS Select Treasury Preferred Fund
•	UBS Select Government Investor Fund
•	UBS Select Government Capital Fund
•	UBS Prime Reserves Fund
•	UBS Prime Preferred Fund
•	UBS Prime Investor Fund

February 22, 2017

Dear Investor:

The purpose of this supplement is to update certain information for each of the above named funds (each, a “fund”).

First, the following is added to the end of the section captioned “Valuation of shares” with respect to each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund:

As noted above and in the related Funds’ prospectuses, each of UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund calculates its net asset value (“NAV”) per share to four decimals (e.g., $1.0000) using market-based pricing and has a share price that fluctuates. The UBS AM website discloses each fund’s market-based NAV per share to four decimal places as of the end of each business day for the previous six months as part of a graph captioned “Six-Month Historical NAV.” The UBS AM website may be found at https://www.ubs.com/usmoneymarketfunds; information for these particular funds can be located using the “drop down” navigational menus captioned “Individual Investors” and/or “Institutional Investors” as these funds may be purchased by both types of investors.

These funds value their shares three times each business day for purchases and redemptions, with the third value reflected in the graphs. Investors who would like historical information regarding share values as of the first or second daily pricing, as well as the third daily pricing, may obtain that information on the website via a separate document captioned “UBS Select Prime Funds Historical Intraday Market-Based NAVs.” The historical multi-price

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NAV file will be updated monthly. Certain financial intermediaries may post each of the three daily NAVs per share to their own electronic trade execution or information facilities throughout the day, shortly after a fund has priced its shares as of a given daily valuation time. Investors without access to such financial intermediary websites may request the same information by calling 1-888-547 FUND. In addition to disseminating the three daily pricing values to certain financial intermediaries, the funds may also provide such data to media publications, research firms, information aggregators and other providers such as iMoneyNet, Crane Data, and NASDAQ. Each of these providers may make such information available to their subscribers daily.

Second, the following is added at the very end of the same section and with respect to all of the funds:

The UBS AM website noted above was recently enhanced to feature additional information for each of the funds, such as historical performance information (e.g., yields) and certain additional portfolio statistics.

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